SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 18, 2004

                            COLLEGE PARTNERSHIP, INC.
             (Exact name of registrant as specified in its charter)


     Nevada                           0-30323                   84-1416023
     ------                           -------                   ----------
 State or other                Commission File Number      (IRS Employer ID No.)
jurisdiction of
 incorporation)


                            333 South Allison Parkway
                                    Suite 100
                            Lakewood, Colorado 80226
                            ------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 804-0155
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.  Change in Registrant's Certifying Accountant

     Effective August 18, 2004, the firm of Hein & Associates LLP ("Hein"), the Company's independent accountant during the period from August 2001 to August 18, 2004, was dismissed. Hein had audited our financial statements for the fiscal years ended July 31, 2003 and 2002.

     In connection with the audit of our financial statements as of July 31, 2003 and 2002 and through the date of this Report, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Hein, would have caused them to make reference in connection with its reports to the subject matter of the disagreements.

     The audit report of Hein on our financial statements as of July 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. However, as disclosed in our Form 10-KSB for our fiscal year ended July 31, 2003, and our Form 10-QSB for the nine months ended April 30, 2004, Hein had concluded that we had a material weakness in our internal controls. This weakness was attributable to a lack of appropriate accounting staff and management information systems to support our timely reconciliation and review of accounts and disclosure and the timely filing of our financial reports with the Securities and Exchange Commission. We continue to experience delays in the closing and reconciliation of our accounts and the timely submission of our reports. We have and will continue to take actions designed to improve our ability to provide timely filings. We have recognized this weakness in our internal controls, which we believed to have occurred as a result of a substantial growth in our revenues, the consolidation of accounting functions in Denver, Colorado and timing of extraction of data from our accounting system. Subsequent thereto, we have hired new support staff, both temporary and permanent, and have implemented changes in our data control systems to improve the timeliness of our internal control systems.

     We have requested that Hein furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated August 20, 2004, is filed as Exhibit 16.1 to this Form 8-K.

     As of the date of this Report, we have not retained a new independent accounting firm to replace Hein, but expect to do so in the near future.

7(c).  Exhibits.

Number       Exhibit

16.1         Letter from Hein & Associates LLP

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the
undersigned   hereunto  duly  authorized.

Dated:  August 23, 2004                COLLEGE PARTNERSHIP, INC.
                                       (Registrant)


                                       By: s/John J. Grace
                                          --------------------------------------
                                          John J. Grace, Chief Financial Officer